UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2006

Smart Online, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32634	95-4439334
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2530 Meridian Parkway, 2nd Floor, Durham, North Carolina		27713
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors of Smart Online, Inc. ("Smart Online" or the "Company") has approved a change in auditors to audit its financial statements. Goldstein Golub Kessler LLP ("GGK") resigned as the Company's independent accountants, effective March 16, 2006. GGK notified Smart Online on March 17, 2006. Due to the short duration of GGK's retention as Smart Online's outside accounting firm, GGK never provided a report on Smart Online's financial statements. From the time GGK was engaged as the Company's independent auditors on November 15, 2005 to the date of the termination of that relationship on March 16, 2006, there have been no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation SK) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused GGK to make reference to the subject matter in connection with its report, and there have been no "reportable events" (as that term is used in Item 304(a)(1)(v) of Regulation SK).

GGK has reviewed the disclosures contained in this Form 8-K report. GGK has furnished Smart Online with a letter addressed to the Securities and Exchange Commission, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-K, indicating that it agrees with the above disclosure or providing any new information, clarifying Smart Online's disclosures herein, or stating any reason why GGK does not agree with any statements made by Smart Online in this report.

Item 8.01 Other Events.

Smart Online's Board of Directors has authorized its Audit Committee to conduct an internal investigation of matters relating to the Order of Suspension of Trading issued by the Securities and Exchange Commission on January 17, 2006. The Audit Committee has retained independent outside legal counsel to conduct the investigation and report its findings back to the Audit Committee.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

16.1 Letter from Goldstein Golub Kessler LLP to the Securities and Exchange Commission, dated March 22, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Online, Inc.

March 23, 2006	By:	Michael Nouri

Name: Michael Nouri
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Goldstein Golub Kessler LLP to the Securities and Exchange Commission, dated March 22, 2006.